Exhibit 99.1

[CBRL GROUP, INC. LOGO]	POST OFFICE BOX 787
LEBANON, TENNESSEE
37088-0787

C B R L  G R O U P,  I N C.

Investor Contact:	Diana S. Wynne
Senior Vice President, Corporate Affairs
(615) 443-9837

Media Contact:	Julie K. Davis
Director, Corporate Communications
(615) 443-9266

CBRL GROUP FISCAL 2007 FOURTH QUARTER
CONFERENCE CALL ON THE INTERNET

LEBANON, Tenn. -- September 11, 2007 -- CBRL Group, Inc. (Nasdaq: CBRL) will provide an on-line, real-time Web-cast and rebroadcast of its fourth quarter and year-end earnings conference call on Tuesday, September 18, 2007.  Company management will discuss financial results for the quarter and year ended August 3, 2007 and the initial outlook for fiscal year 2008, which will end on August 1, 2008.

The live broadcast of CBRL Group’s quarterly conference call will be available to the public on-line at cbrlgroup.com or earnings.com on September 18, 2007, beginning at 11:00 a.m. (Eastern Time).  An on-line replay will be available at 2:00 p.m. (Eastern Time) and continue through October 2, 2007.

Headquartered in Lebanon, Tennessee, CBRL Group, Inc. presently operates 563 Cracker Barrel Old Country Store restaurants and gift shops located in 41 states.

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